September 21, 2011

Dear Fellow Shareholder:

On behalf of the Board of Directors and management of Southern Missouri Bancorp, Inc., we cordially invite you to attend the 2011 Annual Meeting of Shareholders. The meeting will be held at 9:00 a.m. local time, on October 17, 2011 at the Greater Poplar Bluff Area Chamber of Commerce Building, 1111 West Pine Street, Poplar Bluff, Missouri.

The matters expected to be acted upon at the meeting are described in the attached proxy statement. A proxy card enabling you to vote without attending the meeting is enclosed. In addition, we will report on our progress during the past year.

We encourage you to attend the meeting in person. Whether or not you plan to attend, however, please read the enclosed proxy statement and then complete, sign and date the enclosed proxy and return it in the accompanying postpaid return envelope provided as promptly as possible. In accordance with the rules of the Securities and Exchange Commission, our proxy statement, proxy card and annual report to stockholders are available on the Internet at http://www.cfpproxy.com/3463 (click button marked "Annual Report"). This will save us the additional expense in soliciting proxies and will ensure that your shares are represented at the annual meeting.

Your Board of Directors and management are committed to the continued success of Southern Missouri Bancorp, Inc., and the enhancement of your investment. As President, I want to express my appreciation for your confidence and support.

Sincerely, /s/ Greg A. Steffens Greg A. Steffens President

SOUTHERN MISSOURI BANCORP, INC.
531 Vine Street
Poplar Bluff, Missouri 63901
(573) 778-1800

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held on October 17, 2011

Notice is hereby given that the annual meeting of shareholders of Southern Missouri Bancorp, Inc. will be held at the Greater Poplar Bluff Area Chamber of Commerce Building, 1111 West Pine Street, Poplar Bluff, on October 17, 2011, at 9:00 a.m. local time.

A proxy card and a proxy statement for the annual meeting are enclosed.

The annual meeting is for the purpose of considering and voting on the following proposals:

Proposal 1.	Election of four directors of Southern Missouri Bancorp, three for a term of three years and one for a term of one year;

Proposal 2.	Adoption of the advisory (non-binding) resolution to approve our executive compensation, as disclosed in the proxy statement; and

Proposal 3.	Ratification of the appointment of BKD, LLP as Southern Missouri Bancorp's independent auditors for the fiscal year ending June 30, 2012.

Shareholders also will transact such other business as may properly come before the annual meeting, or any adjournment or postponement thereof. As of the date of this notice, we are not aware of any other business to come before the annual meeting.

The Board of Directors has fixed the close of business on September 7, 2011, as the record date for the annual meeting. This means that shareholders of record at the close of business on that date are entitled to receive notice of and to vote at the meeting and any adjournment thereof. To ensure that your shares are represented at the meeting, please take the time to vote by signing, dating and mailing the enclosed proxy card which is solicited on behalf of the Board of Directors. The proxy will not be used if you attend and vote at the annual meeting in person. Regardless of the number of shares you own, your vote is very important. Please act today.

BY ORDER OF THE BOARD OF DIRECTORS /s/ Ronnie D. Black RONNIE D. BLACK Secretary
Poplar Bluff, Missouri
September 21, 2011

Important: The prompt return of proxies will save us the expense of further requests for proxies to ensure a quorum at the annual meeting. A pre-addressed envelope is enclosed for your convenience. No postage is required if mailed within the United States.

SOUTHERN MISSOURI BANCORP, INC.
531 Vine Street
Poplar Bluff, Missouri 63901
(573) 778-1800

Important: The prompt return of proxies will save us the expense of further requests for proxies to ensure a quorum at the annual meeting.  A pre-addressed envelope is enclosed for your convenience. No postage is required if mailed within the United States.

IMPORTANT NOTICE:  Internet Availability of Proxy Materials
for the Stockholder Meeting To Be Held on October 17, 2011.

These proxy materials are also available to you on the Internet.
You are encouraged to review all of the information contained in the proxy materials before voting.

The Company’s Proxy Statement, Annual Report to
Stockholders and other proxy materials are available at
http://www.cfpproxy.com/3463 (click button marked "Annual Report")

SOUTHERN MISSOURI BANCORP, INC.
531 Vine Street
Poplar Bluff, Missouri 63901
(573) 778-1800
____________________

PROXY STATEMENT
____________________

ANNUAL MEETING OF SHAREHOLDERS
To be held on October 17, 2011
____________________

Southern Missouri Bancorp, Inc.'s Board of Directors is using this proxy statement to solicit proxies from the holders of Southern Missouri Bancorp common stock for use at our annual meeting of shareholders. We are first mailing this proxy statement and the enclosed form of proxy to our shareholders on or about September 21, 2011. Certain of the information provided herein relates to Southern Bank, a wholly owned subsidiary of Southern Missouri Bancorp. Southern Bank may also be referred to from time to time as the "Bank." References to "Southern Missouri Bancorp", "we", "us" and "our" refer to Southern Missouri Bancorp, Inc. and, as the context requires, Southern Bank.

INFORMATION ABOUT THE ANNUAL MEETING

Time and Place of the Annual Meeting.

Our annual meeting will be held as follows:

Date:	October 17, 2011
Time:	9:00 a.m., local time
Place:	Greater Poplar Bluff Area Chamber of Commerce
1111 West Pine Street
Poplar Bluff, Missouri

Matters to be Considered at the Annual Meeting.

At the meeting, shareholders of Southern Missouri Bancorp are being asked to consider and vote upon the following proposals:

Proposal I.	Election of four directors of Southern Missouri Bancorp, three for a term of three years and one for a term of one year;
Proposal II.	Adoption of the advisory (non-binding) resolution to approve our executive compensation as disclosed in this Proxy Statement; and
Proposal III.	Ratification of the appointment of BKD, LLP as Southern Missouri Bancorp's independent auditors for the fiscal year ending June 30, 2012.

The shareholders also will transact any other business that may properly come before the annual meeting. As of the date of this proxy statement, we are not aware of any other business to be presented for consideration at the annual meeting other than the matters described in this proxy statement.

Who is Entitled to Vote?

We have fixed the close of business on September 7, 2011 as the record date for shareholders entitled to notice of and to vote at the Southern Missouri Bancorp annual meeting. Only holders of record of Southern Missouri Bancorp common stock on that record date are entitled to notice of and to vote at the annual meeting. You are entitled to one vote for each share of Southern Missouri Bancorp common stock you own. On September 7, 2011, 2,098,976 shares of Southern Missouri Bancorp common stock were outstanding and entitled to vote at the annual meeting.

What if My Shares are Held in "Street Name" by a Broker?

If you are the beneficial owner of shares held in "street name" by a broker, your broker, as the record holder of the shares, is required to vote the shares in accordance with your instructions. If you do not give instructions to your broker, your broker may nevertheless vote the shares with respect to "discretionary" items, but will not be permitted to vote your shares with respect to "non-discretionary" items, pursuant to current industry practice. In the case of non-discretionary items, the shares not voted will be treated as "broker non-votes." The proposal to elect directors is considered a non-discretionary item; the proposal to adopt the advisory (non-binding) resolution on compensation and the proposal to ratify auditors described in this proxy statement are considered discretionary items under the Nasdaq Stock Market rules.

How do I vote my 401(k) shares?

If you participate in the Southern Bank 401(k) Retirement Plan you may provide voting instructions to Capital Bank and Trust Company, the plan’s trustee, by completing and returning the proxy card accompanying this proxy statement. When casting your vote, you should consider your long-term best interests as a plan participant, as well as the long-term best interests of other plan participants. The trustee will vote your shares in accordance with your duly executed instructions received by October 10, 2011 If you fail to sign or timely return the proxy voting instructions, the trustee will vote your shares as “abstain.”

How Many Shares Must Be Present to Hold the Meeting?

A quorum must be present at the meeting for any business to be conducted. The presence at the meeting, in person or by proxy, of at least a majority of the shares of Southern Missouri Bancorp common stock entitled to vote at the annual meeting as of the record date will constitute a quorum. Proxies received but marked as abstentions or broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

What If a Quorum Is Not Present at the Meeting?

If a quorum is not present at the scheduled time of the meeting, a majority of the shareholders present or represented by proxy may adjourn the meeting until a quorum is present. The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given. An adjournment will have no effect on the business that may be conducted at the meeting.

Vote Required to Approve Proposal I: Election of Directors.

Directors are elected by a majority of the votes cast, in person or by proxy, at the annual meeting by holders of Southern Missouri Bancorp common stock. Pursuant to our Articles of Incorporation, stockholders are not permitted to cumulate their votes for the election of directors. Votes may be cast for or withheld from each nominee. Votes that are withheld and broker non-votes for a particular nominee will have the same effect as a vote against the respective nominee. Our Board of Directors unanimously recommends that you vote "FOR" the election of each of management's director nominees.

Vote Required to Approve Proposal II: Approval of the Adoption of the Advisory (Non-Binding) Resolution to Approve our Executive Compensation.

The affirmative vote of a majority of the votes cast on the matter is required to approve the proposal. Stockholders may vote "FOR", "AGAINST" or "ABSTAIN" on this matter. Proxies marked to abstain and broker non-votes will not be counted as votes cast on these matters and will have no effect on the matter. Our Board of Directors recommends that you vote FOR approval of the advisory vote on executive compensation.

Vote Required to Approve Proposal III: Ratification of the Appointment of Our Independent Auditors.

Ratification of the appointment of BKD, LLP as our independent auditors for the fiscal year ending June 30, 2012 requires the affirmative vote of the majority of shares cast, in person or by proxy, at the annual meeting by holders of Southern Missouri Bancorp common stock. Abstentions and broker non-votes on the proposal to ratify the appointment of BKD, LLP as our independent auditors, will have the same effect as a vote against the proposal. Our Board of Directors unanimously recommends that you vote "FOR" the proposal to ratify BKD, LLP as our independent auditors for the fiscal year ending June 30, 2012.

How Do I Vote at the Annual Meeting?

Proxies are solicited to provide all shareholders of record on the voting record date an opportunity to vote on matters scheduled for the annual meeting and described in these materials. Shares of Southern Missouri Bancorp common stock can only be voted if the shareholder is present in person at the annual meeting or by proxy. To ensure your representation at the annual meeting, we recommend you vote by proxy even if you plan to attend the annual meeting. You can always change your vote at the meeting.

Voting instructions are included on your proxy card. Shares of Southern Missouri Bancorp common stock represented by properly executed proxies will be voted by the individuals named on the proxy card in accordance with the shareholder's instructions. Where properly executed proxies are returned to Southern Missouri Bancorp with no specific instruction as how to vote at the annual meeting, the persons named in the proxy will vote the shares "FOR" the election of each of management's director nominees, "FOR" the approval of the adoption of the advisory (non-binding) resolution to approve our executive compensation, and "FOR" ratification of the appointment of BKD, LLP as our independent auditors for the fiscal year ending June 30, 2012. Should any other matters be properly presented at the annual meeting for action, the persons named in the enclosed proxy and acting thereunder will have the discretion to vote on these matters in accordance with their best judgment. No other matters are currently expected by the Board of Directors to be properly presented at the Annual Meeting.

You may receive more than one proxy card depending on how your shares are held. For example, you may hold some of your shares individually, some jointly with your spouse and some in trust for your children -- in which case you will receive three separate proxy cards to vote.

May I Revoke My Proxy?

You may revoke your proxy before it is voted by:

•	submitting a new proxy with a later date;

•	notifying the Corporate Secretary of Southern Missouri Bancorp in writing before the annual meeting that you have revoked your proxy; or

•	voting in person at the annual meeting.

If you plan to attend the annual meeting and wish to vote in person, we will give you a ballot at the annual meeting. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a validly executed proxy from the nominee indicating that you have the right to vote your shares.

Proxy Solicitation Costs.

We will pay the cost of soliciting proxies. In addition to this mailing, our directors, officers and employees may also solicit proxies personally, electronically or by telephone. We will also reimburse brokers and other nominees for their expenses in sending these materials to you and obtaining your voting instructions.

STOCK OWNERSHIP OF SOUTHERN MISSOURI BANCORP COMMON STOCK

Stock Ownership of Significant Stockholders, Directors and Executive Officers

The following table sets forth, as of the September 7, 2011 voting record date, information regarding share ownership of:

•
those persons or entities (or groups of affiliated person or entities) known by management to beneficially own more than five percent of Southern Missouri Bancorp common stock other than directors and executive officers;

•	each director and director nominee of Southern Missouri Bancorp, Inc.;

•	each executive officer of Southern Missouri Bancorp named in the Summary Compensation Table appearing under "Executive Compensation" below; and

•	all current directors and executive officers of Southern Missouri Bancorp as a group.

The address of each of the beneficial owners, except where otherwise indicated, is the same address as Southern Missouri Bancorp. An asterisk (*) in the table indicates that an individual beneficially owns less than one percent of the outstanding common stock of Southern Missouri Bancorp. As of September 7, 2011, there were 2,098,976 shares of Company common stock issued and outstanding.

Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to outstanding options that are currently exercisable or exercisable within 60 days after September 7, 2011 are included in the number of shares beneficially owned by the person and are deemed outstanding for the purpose of calculating the person's percentage ownership. These shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

Beneficial Owners	Number of Shares Beneficially Owned(1)	Percent of Common Stock Outstanding
Beneficial Owners of More Than 5% Other than Directors and Named Executive Officers
Southern Bank 401(k) Retirement Plan(2) 531 Vine Street Poplar Bluff, Missouri 63901	192,381	9.17%
Donald R. Crandell(3) 1815 Zehm Street Poplar Bluff, Missouri 63901	185,596	8.84%
Raffles Associates, L.P.(4) 2 Penn Plaza, Suite 1920A New York, New York, 10121	122,989	5.86%
United States Treasury(5) 1500 Pennsylvania Avenue, NW Washington, D.C. 20220	114,326	5.17%
Directors and Named Executive Officers
Greg A. Steffens, Director and President(6)	135,942	6.45%
Samuel H. Smith, Director and Chairman	80,054	3.81%
Ronnie D. Black, Director and Secretary	22,185	1.06%
L. Douglas Bagby, Director	14,801	*
Sammy A. Schalk, Director(7)	46,549	2.22%
Rebecca M. Brooks, Director	10,250	*
Charles R. Love, Director	10,450	*
Charles R. Moffitt, Director	8,000	*
Dennis C. Robison, Director	8,118	*
Kimberly A. Capps, Chief Operations Officer(6)	26,025	1.24%
William D. Hribovsek, Chief Lending Officer(6)	26,475	1.26%
Matthew T. Funke, Chief Financial Officer(6)	10,977	*
Lora L. Daves, Chief of Credit Administration(6)	3,191	*
Directors and executive officers of Southern Missouri Bancorp, Inc. and Southern Bank as a group (13 persons)(8)	403,017	18.78%
Director Nominee
David J. Tooley, Director Nominee	9,700	*
____________________
(1)
Except as otherwise noted in these footnotes, the nature of beneficial ownership for shares reported in this table is sole voting and investment power. Included in the shares beneficially owned by the directors and named executive officers are options to purchase shares of Southern Missouri Bancorp common stock exercisable within 60 days of September 7, 2011, as follows: Mr. Steffens – 10,000 shares; Ms. Brooks – 5,000 shares; Mr. Moffitt – 5,000 shares; Mr. Love – 5,000 shares; Mr. Robison – 2,000 shares; Ms. Capps – 7,000 shares; Mr. Hribovsek – 6,000 shares; Mr. Funke – 6,000 shares; Ms. Daves – 1,000 shares.

(2)
Represents shares held by the 401(k) Plan. All of the shares have been allocated to accounts of participants. Pursuant to the terms of the 401(k) Plan, each 401(k) Plan participant has the right to direct the voting of shares of Southern Missouri Bancorp common stock allocated to his or her account.

(3)	Based on information provided by Donald R. Crandell as of September 9, 2011.
(4)
As reported by Raffles Associates, L.P. in a report effective June 30, 2011 on Schedule 13F under the Securities Exchange Act of 1934, as amended. Raffles Associates L.P. reported sole voting and sole dispositive power over all 122,989 .

(5)
Represents the warrant for 114,326 shares of common stock of the Company acquired by the Treasury in connection with its purchase of shares of preferred stock of the Company in the TARP Capital Purchase Program (“TARP Program”). As of June 30, 2011, the Treasury may exercise the warrant and may sell the warrant or the underlying warrant shares. Treasury has agreed not to vote the warrant shares but that agreement would not apply to any subsequent holder.

(6)
Includes 16,742 shares held by Mr. Steffens' account, 12,869 shares held by Ms. Capps’ account, 8,975 shares held by Mr. Hribovsek’s account, 2,977 shares held by Mr. Funke’s account, and 1,691 shares held by Ms. Daves’ account under the Southern Bank 401(k) Retirement Plan.

(7)	Includes 3,800 shares held in the Gamblin Lumber Co. Profit Sharing Trust for which Mr. Schalk is the trustee.

(8)
Includes shares held directly, as well as shares held jointly with family members, shares held in retirement accounts, held in a fiduciary capacity, held by certain of the group members' families, or held by trusts of which the group member is a trustee or substantial beneficiary, with respect to which shares the group member may be deemed to have sole or shared voting and/or investment powers. This amount also includes exercisable options to purchase 47,000 shares of Southern Missouri Bancorp common stock granted to directors and executive officers.

*	Less than 1% ownership.

PROPOSAL I -- ELECTION OF DIRECTORS

Our Board of Directors currently consists of nine members. Approximately one-third of the directors are elected annually to serve for a three-year period or until their respective successors are elected and qualified.

The table below sets forth information regarding each director of Southern Missouri Bancorp and each nominee for director, including his or her age, position on the board and term of office. The Nominating Committee of the Board of Directors selects nominees for election as directors. All of our nominees currently serve as Southern Missouri Bancorp directors or have been appointed by the Board to serve in such capacity. Each nominee has consented to being named in this proxy statement and has agreed to serve if elected. If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority. At this time, we are not aware of any reason why a nominee might be unable to serve if elected. Except as disclosed in this proxy statement, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected. All of the Company's directors also serve as directors of the Bank. The Board of Directors recommends you vote "FOR" each of the director nominees.

Name	Age(1)	Position(s) Held with Southern Missouri Bancorp, Inc. and Southern Bank	Director Since(2)	Term to Expire

Director Nominees
Ronnie D. Black	63	Director and Secretary	1997	2014
Rebecca M. Brooks	55	Director	2004	2014
Dennis C. Robison	57	Director	2008	2014
David J. Tooley	62	Director Nominee	2011	2012

Directors Continuing in Office
Greg A. Steffens	44	President	2000	2012
Samuel H. Smith	73	Director	1988	2012
L. Douglas Bagby	61	Director	1997	2012
Sammy A. Schalk	62	Director	2000	2013
Charles R. Love	60	Director	2004	2013
Charles R. Moffitt	67	Director	2004	2013
_________________________________
(1)	At June 30, 2011.
(2)	Includes service as a director of Southern Bank.

Business Experience and Qualifications of Directors and Director Nominee

The Board believes that the many years of service that our directors have at the Company, the Bank or at other financial institutions is one of their most important qualifications for service on our Board. This service has given them extensive knowledge of the banking business and our Company. Furthermore, their service on Board committees here or at other institutions, especially in areas of audit, compliance and compensation is critical to their ability to oversee the management of the Bank by our executive officers. Service on the Board by our president is critical to aiding the outside directors' understanding of the critical and complicated issues that are common in the banking business. Each outside director brings special skills, experience and expertise to the Board as a result of their other business activities and associations. The business experience for at least the past five years and the experience, qualifications, attributes, skills and areas of expertise of each director that further supports his service as a director are set forth below.

Ronnie D. Black. Mr. Black is currently the Secretary of Southern Missouri Bancorp, Inc. Mr. Black served as Executive Director of the General Association of General Baptists, from 1997 until his retirement in 2010; he continues to serve as a consultant for the association and for Jim Hill Consultants, a firm specializing in stewardship campaigns for religious organizations. Previously, Mr. Black served as Director of Stewardship for the association and as Director of the General Baptist Foundation. Mr. Black served 13 years on the Poplar Bluff City Council, including service as the city’s mayor. Mr. Black provides valuable contacts to the Company in area non-profit and religious organizations.

Rebecca M. Brooks. Ms. Brooks is the financial operations manager for McLane Transport, Inc. She has held that position since 1997. In that capacity, her duties include financial statement preparation and analysis, budgeting, oversight of the firm’s payroll, payables, and receivables functions, and tax management. She was previously employed in healthcare administration and served as President of a small hospital employee credit union. That institution merged with Maxwell-Gunter Federal Credit Union, where she served on the board of directors for five years. Ms. Brooks provides expertise to the Board of Directors in the evaluation of transportation and other service industry borrowers. Having worked with credit unions provides Ms. Brooks a background for understanding consumer credit and regulatory oversight of financial institutions.

Dennis C. Robison. Mr. Robison is a farmer in Butler and Ripley counties in Missouri. He primarily raises soybeans, rice, wheat, and corn. He served on the board of Riceland Foods from 1994 to 2006. As managing partner of two farming operations, his responsibilities have included budgeting, financing, tax planning, and resource and personnel management. His experience as a farmer provides an ability to understand the operations of the Company’s agricultural borrowers, and his experience managing successful farming operations provides insight into general management issues of the Company.

Greg A. Steffens. Mr. Steffens has served as President of Southern Missouri Bancorp since October 2000. Prior to being elected President, Mr. Steffens served as Chief Financial Officer of Southern Missouri Bancorp, and President and Chief Executive Officer of Southern Bank. Previously, Mr. Steffens was the Chief Financial Officer of Sho-Me Financial Corp. for four years, and before that, Mr. Steffens was employed as a bank examiner with the Office of Thrift Supervision. As President, Mr. Steffens brings a special knowledge of the financial, economic and regulatory challenges the Company faces and is well-suited to educate the Board on these matters.

Samuel H. Smith. Mr. Smith is currently Chairman of the Board of Directors of Southern Missouri Bancorp. He is a retired engineer, and a former majority stockholder of S.H. Smith and Company, Inc., an engineering consulting firm in Poplar Bluff, Missouri. His experience as an engineer provides valuable perspective regarding commercial real estate and development lending, and his knowledge of public works projects provides information regarding general economic activity in the region. His experience managing a successful business provides insight into general management issues of the Company.

L. Douglas Bagby. Mr. Bagby has served as the City Manager of Poplar Bluff since September 2003. Previously, he was employed for 14 years as the General Manager of Poplar Bluff Municipal Utilities and had served two years as the Poplar Bluff City Manager. Mr. Bagby served six years on the Poplar Bluff R-1 school board. He is currently Chairman of the Board of Directors of Southern Bank, and Vice Chairman of Southern Missouri Bancorp. His background provides expertise in providing deposit services and credit to public units, both directly and through the securities markets.

Sammy A. Schalk. Mr. Schalk is the President and principal owner of Gamblin Lumber Company. Mr. Schalk serves on the advisory committee for the Industrial Technology Department of a local junior college. He is Vice Chairman of Southern Bank. Mr. Schalk’s experience in the building trades industry provides expertise into the evaluation of commercial and residential real estate lending issues. His experience managing a successful business provides insight into general management issues of the Company.

Charles R. Love. Mr. Love is a certified public accountant and partner with the accounting firm of Kraft, Miles & Tatum, LLC. Mr. Love has been an accountant with Kraft, Miles & Tatum, LLC since 1988. Mr. Love has over 38 years of experience in public accounting, including conducting audits and preparing financial statements and tax returns. He brings important technical and financial expertise to the Board, including the ability to understand and explain financial statements and tax returns of borrowers. His varied practice provides a knowledge base regarding the area’s economic performance.

Charles R. Moffitt. Mr. Moffitt is the managing partner of Morse Harwell Jiles Insurance Agency located in Poplar Bluff. He has held that position since 1999. Mr. Moffitt was previously employed as an insurance producer and manager, and before that as an educator. Mr. Moffitt provides risk management expertise to the Board. His experience managing a successful business provides insight into general management issues of the Company.

David J. Tooley. Mr. Tooley has assisted the staffing and opening of the Loan Production Office for Southern Bank in Springfield, Missouri since September 1, 2010. He previously was President, CEO and a Director of Metropolitan National Bank (MNB) in Springfield serving from February, 2001 until his retirement on March 31, 2010. Prior to MNB, he worked at First Savings Bank (FSB) of Mt. Vernon, Missouri. He started at FSB in January, 1975 and was employed there until December 31, 1997. He co-managed FSB and also served on the Board of Directors. FSB was converted to a publicly traded company in 1993 and consequently was purchased by Union Planters Bank of Memphis, Tennessee in 1997. Union Planters was merged into Regions Bank. He also served on the community bank board of Union Planters after the merger until his employment at MNB. He has over thirty-five years of management experience at banking institutions.

Board of Directors' Meetings and Committees and Corporate Governance Matters

Board Meetings, Independence and Ethics Code

Meetings of the Company's Board of Directors are generally held on a monthly basis. The Company's Board of Directors held twelve regular meetings and seven special meetings during the fiscal year ended June 30, 2011. All directors of the Company attended at least 75 percent of the aggregate of the total number of Board meetings. The Company's policy is for all directors to attend its annual meeting of stockholders, and all of our directors attended last year's annual meeting.

The Board has determined that Directors Smith, Black, Bagby, Schalk, Brooks, Love, Moffitt, and Robison, constituting a majority of the Board members, are "independent directors," as that term is defined in the Nasdaq listing standards. Among other things, when making this determination, the Board considers each director’s current or previous employment relationships and material transactions or relationships with the Company or the Bank, members of their immediate family and entities in which the director has a significant interest. The purpose of this review is to determine whether any relationships or transactions exist or have occurred that are inconsistent with a determination that the director is independent. Among other matters, in reaching its determination on independence, the Board considered the fact that certain of the directors or their affiliates have borrowed money from the Bank. See "Business Relationships and Transactions with Executive Officers, Directors and Related Persons."

Stockholders may communicate directly with the Board of Directors by sending written communications to Samuel H. Smith, Chairman, 531 Vine Street, Poplar Bluff, Missouri 63901.

The Board of Directors has adopted a Code of Business Conduct and Ethics that applies to all directors, officers and employees. You may obtain a copy of the Code free of charge by writing to the Corporate Secretary of the Company, 531 Vine Street, Poplar Bluff, Missouri 63901 or by calling (573) 778-1800. In addition, the Code of Business Conduct and Ethics has been filed with the SEC as Exhibit 14 to the Company's Annual Report on Form 10-K for the year ended June 30, 2011 and is available on our website at www.bankwithsouthern.com at "Investor Relations/Corporate Governance."

Board Leadership Structure and Risk Oversight

As noted above, the positions of Chairman of the Board and of President and Chief Executive Officer are held by separate persons. This has been the case since the Company was formed. The Board believes this structure is appropriate for the Company and the Bank because it creates a clear line between management by the executive management and oversight of management by the Board of Directors, led by the Chairman.

Board Committee Attendance and Charter

The Board of Directors of the Company has standing Audit/Compliance, Investor Relations/Corporate Governance, Compensation and Nominating Committees. All members of these committees attended at least 75 percent of the total number of meetings held by the committees on which he or she served, with the following exceptions: Directors Smith, Bagby, and Robison attended three of the five audit committee meetings held during fiscal 2011; Director Bagby attended one of two nominating committee meetings held during fiscal 2011; and Director Robison did not attend the three compensation committee meeting held during fiscal 2011. The Board of Directors has adopted written charters for the Audit/Compliance Committee, Investor Relations/Corporate Governance Committee, the Compensation Committee and the Nominating Committee. The charters for the Audit/Compliance Committee, Investor Relations/Corporate Governance Committee, Compensation Committee and the Nominating Committee are available on our website at www.bankwithsouthern.com at "Investor Relations/Corporate Governance." You also may obtain a copy of these committee charters free of charge by writing to the Corporate Secretary of the Company, 531 Vine Street, Poplar Bluff, Missouri 63901 or by calling (573) 778-1800.

Audit Committee

The Audit Committee is comprised of Directors Love (Chairman), Smith, Bagby, Black, Schalk, Moffitt, Brooks and Robison all of whom are "independent directors" under the Nasdaq listing standards. The Board of Directors has determined that Director Love is an "audit committee financial expert" as defined in Item 407(e) of Regulation S-K of the Securities and Exchange Commission and that all of the Audit Committee members meet the independence and financial literacy requirements under the Nasdaq listing standards. In fiscal 2011, the Audit Committee met five times.

The Audit Committee is responsible for hiring, terminating and/or reappointing the Company's independent auditor and for reviewing the annual audit report prepared by our independent registered public accounting firm. The functions of the Audit Committee also include:

•	approving non-audit and audit services to be performed by the independent registered public accounting firm;

•	reviewing and approving all related party transactions for potential conflict of interest situations;

•	reviewing and assessing the adequacy of the Audit Committee Charter on an annual basis;

•	reviewing significant financial information for the purpose of giving added assurance that the information is accurate and timely and that it includes all appropriate financial statement disclosures;

•	ensuring the existence of effective accounting and internal control systems; and

•	overseeing the entire audit function of the Company, both internal and independent.

Compensation Committee

The Compensation Committee is comprised of three independent directors, including Directors Brooks, Bagby and Robison. The Compensation Committee is responsible for:

•
determining compensation to be paid to its officers and employees, which are based on the recommendation of Mr. Steffens, except that compensation paid to Mr. Steffens is determined based on the recommendation of a majority of the independent directors, and Mr. Steffens is not present during voting or deliberations concerning his compensation;

•	overseeing the administration of the employee benefit plans covering employees generally; and

•
reviewing our compensation policies, including compensation restrictions related to the TARP Capital Purchase Program and the compensation disclosure included in this proxy statement, and the compensation discussion included in this proxy statement.

The Compensation Committee does not designate its authority to any one of its members or any other person, however, Mr. Steffens does make recommendations to the Committee for all compensation, except his own. This Committee also administers the Company's Stock Option and Incentive Plan, Equity Incentive Plan and the Management Recognition and Development Plan and reviews overall compensation policies for the Company. The Company's Compensation Committee met three times during the fiscal year ended June 30, 2011.

Compensation Committee Interlocks and Insider Participation

None of the three members of the Compensation Committee are an officer, employee or former officer of the Company or the Bank. None of our executive officers serve as a member of the compensation committee of any other company that has an executive officer serving as a member of our Board of Directors or serve as a member of the board of directors of any other company that has an executive officer serving as a member of our Compensation Committee.

Nominating Committee

The Nominating Committee is composed of Directors Bagby (Chairman), Schalk, Smith, and Steffens. The committee is primarily responsible for selecting nominees for election to the Board. The Nominating Committee generally meets once per year to make nominations. The Nominating Committee will consider nominees recommended by stockholders in accordance with the procedures in the Company's bylaws, but the Nominating Committee has not actively solicited such nominations. The Nominating Committee has the following responsibilities:

•	recommend to the Board the appropriate size of the Board and assist in identifying, interviewing and recruiting candidates for the Board;

•
recommend candidates (including incumbents) for election and appointment to the Board of Directors, subject to the provisions set forth in the Company's charter and bylaws relating to the nomination or appointment of directors, based on the following criteria: business experience, education, integrity and reputation, independence, conflicts of interest, diversity, age, number of other directorships and commitments (including charitable obligations), tenure on the Board, attendance at Board and committee meetings, stock ownership, specialized knowledge (such as an understanding of banking, accounting, marketing, finance, regulation and public policy) and a commitment to the Company's communities and shared values, as well as overall experience in the context of the needs of the Board as a whole;

•	review nominations submitted by stockholders, which have been addressed to the Corporate Secretary, and which comply with the requirements of the Company's charter and bylaws;

•	consider and evaluate nominations from stockholders using the same criteria as all other nominations;

•	annually recommend to the Board committee assignments and committee chairs on all committees of the Board, and recommend committee members to fill vacancies on committees as necessary; and

•	perform any other duties or responsibilities expressly delegated to the Committee by the Board.

Nominations, other than those made by the Nominating Committee, must be made pursuant to timely notice in writing to the Corporate Secretary as set forth in the Company's bylaws. In general, to be timely, a stockholder's notice must be received by the Company not less than 90 days nor more than 20 days prior to the first anniversary of the preceding year's annual meeting; however, if less than 100 days' notice of the date of the scheduled annual meeting is given by the Company, the stockholder has until the close of business on the tenth day following the day on which notice of the date of the scheduled annual meeting was made. The stockholder's notice must include certain other information set forth in the Company's bylaws. This description is a summary of our nominating process. Any stockholder wishing to propose a director candidate to the Company should review and must comply in full with the procedures set forth in the Company's charter and bylaws and in Missouri law. During the fiscal year ended June 30, 2011, the Nominating Committee was responsible for selecting director nominees and met two times with respect to the selection of director nominees.

COMPENSATION OF EXECUTIVE OFFICERS

Compensation Restrictions in TARP Capital Purchase Program.

In December 2008, we participated in the TARP Program, and the U.S. Treasury invested approximately $9.55 million in our preferred stock and received a warrant for 114,326 shares of our common stock for $12.53 per share. As a participant in the TARP Program, we implemented the following restrictions and requirements on executive compensation and are subject to additional limits on our tax deductions for senior executive pay:

•
A prohibition from making golden parachute payments to our senior executive officers triggered by an involuntary termination of employment (but not based solely on a change in control) over the limits in Section 280G of the Internal Revenue Code. For purposes of these TARP program limits, our senior executive officers constitute our named executive officers included in our Summary Compensation Table).

•
Condition the payment of bonus and incentive compensation paid to the senior executive officers based on financial statements or financial performance to repayment (often referred to as "clawback") if such financial statements or performance figures later prove to be materially inaccurate.

•
Review within 90 days of the TARP Program closing and annually thereafter our senior executive bonus and incentive compensation programs to determine if they encourage our senior executive officers to take unnecessary and excessive risks that threaten the value of the Company.

•	Limitation on our tax deduction for compensation earned annually by each of the senior executive officers to $500,000.

As part of the analysis and decision-making relating to our participation in the TARP Program, the Compensation Committee and the Board of Directors was apprised of these restrictions and requirements on executive compensation. Our participation in the TARP Program was a catalyst for several actions by our Compensation Committee and senior executive officers:

•
Our three senior executive officers at that time entered into compensation modification agreements with the Compensation Committee and executed waivers consenting to the restrictions and limitations required by the TARP Program rules.

•	The Compensation Committee conducted a review of our senior executive incentive programs from a risk perspective and concluded they do not encourage unnecessary or excessive risk.

The economic stimulus bill, entitled the American Recovery and Reinvestment Act of 2009 (the "ARRA"), which became effective February 17, 2009 contains additional restrictions and requirements on the executive compensation paid by participants in the TARP Program, including the following:

•
Prohibition on paying or accruing any bonus, incentive or retention compensation for the Chief Executive Officer, other than certain awards of long-term restricted stock or bonuses payable under existing employment agreements.

•
Prohibition on any golden parachute payments to the five senior executive officers and the next five most highly compensated employees for an involuntary departure from the Company, other than compensation earned for services rendered or accrued benefits.

•
Condition on bonus, incentive and retention payments made to our Chief Executive Officer subjecting him to repayment (clawback) if based on statements of earnings, revenues, gains or other criteria that are later found to be materially inaccurate.

•	Prohibition on any compensation plan that would encourage manipulation of reported earnings.

•
Adoption of a company-wide policy regarding excessive or luxury expenditures including office and facility renovations, aviation or other transportation services and other activities or events that are not reasonable expenditures for staff development, reasonable performance incentives or similar measures in the ordinary course of business.

ARRA also requires all participants in the TARP Program to submit a "say-on-pay" proposal to a non-binding vote of shareholders at future annual meetings, whereby shareholders vote to adopt a resolution approving our executives’ compensation as disclosed in this Proxy Statement. As a result of the foregoing, the Board, Compensation Committee and management have ensured that executive compensation complies with the requirements of the ARRA. All of these TARP restrictions and requirements on executive compensation are in place so long as Treasury owned our preferred stock.  In July 2011, the Company received an investment of $20 million in preferred stock under the terms of the Small Business Lending Fund (SBLF), a program designed by the U.S. Treasury to promote small business lending by community banks.  As required under the terms of the SBLF, $9.55 million, plus accrued dividends, were immediately used to repay the Treasury’s preferred stock investment under the TARP program.  As a result, the TARP compensation restrictions will not apply to the Company going forward.

2011 Summary Compensation Table

The following table sets forth information concerning the compensation earned in fiscal year 2011 and 2010 by our executive officers of the Company. We will use the term “named executive officer” in this proxy statement to refer to these individuals.

Name and Principal Position	Fiscal Year	Salary	Bonus		Non-equity Incentive Plan Compensation		Options Awarded(1)	Stock Awards(2)	All Other Compensation(3)	Total

Greg A. Steffens President and Chief Executive Officer	2011	$232,232	$	---	$	---	---	2,078	$43,931	$278,241
	2010	213,382		---		---	---	1,501	38,486	253,370

Matthew T. Funke Chief Financial Officer	2011	120,654		38,500		---	---	6,234	13,093	178,480
	2010	101,115		10,000		---	9,750	4,503	7,709	133,078

Kimberly A. Capps Chief Operations Officer	2011	118,347		38,500		---	---	2,078	12,668	171,593
	2010	106,158		10,000		---	9,750	1,501	7,916	135,325

William D. Hribovsek Chief Lending Officer	2011	161,862		41,500		---	---	2,078	16,389	221,829
	2010	150,211		19,500		---	9,750	1,501	11,535	192,497

Lora L. Daves Chief of Credit Administration	2011	112,250		38,500		---	---	2,078	12,180	165,008
	2010	99,462		10,000		---	9,750	1,501	7,464	128,176
_____________
1.
Option value is reported based on the grant date fair value of options awarded during the periods presented. For information regarding the assumptions used in the determination of fair value, see Note 10 of the Notes to Consolidated Financial Statements contained in the Annual Report to Stockholders.

2.
Value for fiscal year 2010 is based on the $15.01 closing stock price of a share of the Company's stock on the last trading day of fiscal 2011; value for fiscal year 2011 is based on the $20.78 closing stock price of a share of the Company's stock on the last trading day of fiscal 2011.

3.
Includes contributions by the Company to the executives' ESOP and 401(k) accounts, and for Mr. Steffens, board fees and director retirement plan contribution. The reported ESOP contribution for fiscal 2010 was based on fiscal 2010 compensation and made in fiscal 2010. The 401(k) contribution for fiscal 2011 was based on fiscal 2011 compensation, but was made in fiscal 2012. The amount does not include personal benefits or perquisites, because none exceeded $10,000 worth of such benefits, in the aggregate.

Management Recognition and Development Plan, 2003 Stock Option and Incentive Plan, and 2008 Equity Incentive Plan

In 2008, stockholders approved the 2008 Equity Incentive Plan. In 2003, stockholders approved the 2003 Stock Option and Incentive Plan. In 1994 stockholders approved the Management Recognition and Development Plan. The Compensation Committee administers these three long-term incentive stock plans, determines employee eligibility and grants share awards.

Management Recognition and Development Plan. Management Recognition and Development Plan is a stock-based compensation plan designed to reward directors, officers and employees for service with a proprietary interest in the Company in a manner designed to encourage such individuals to remain with the Company. The Company reserved 71,416 shares for stock awards under this plan. Awards are discretionary and are based on an assessment of the participant's position, years of service, and contribution to the success and growth of the Company. Stock awards under the plan generally have vested in equal installments over five years from the date of grant. Prior to the vesting of the shares, the recipient has voting and dividend rights and no transfer rights over the shares. No awards were made or forfeited in fiscal year 2011 under the plan, and 3,036 shares remain available for awards as of June 30, 2011. See "Potential Termination and Change in Control Payments" for benefits under the plan upon termination without cause or a change in control.

2008 Equity Incentive Plan. The purpose of the 2008 Equity Incentive Plan is to promote the long-term success of the Company and increase stockholder value by attracting and retaining key employees and directors and encouraging directors and key employees to focus on long-range objectives. In addition, the plan is designed to further link the interests of directors, officers and employees with the interest of the Company's stockholders. The Company reserved 66,000 shares of common stock for awards under this plan. The exercise price of options awarded will be the fair market value of a share of Company common stock on the date of grant. To date, no awards have been made under this plan.

2003 Stock Option and Incentive Plan. The purpose of the 2003 Stock Option and Incentive Plan is to promote the long-term success of the Company and increase stockholder value by attracting and retaining key employees and directors and encouraging directors and key employees to focus on long-range objectives. The Company reserved 100,000 shares for option awards under this plan, plus additional shares repurchased with the proceeds of options exercised or surrendered to pay an option exercise price. Option awards are discretionary and are based on an assessment of the participant's position, years of service, and contribution to the success and growth of the Company. The plan provides for the award of incentive stock options to qualifying employees under the federal tax laws. Stock awards under the plan generally have vested in equal installments over five years from the date of grant and must be exercised within 10 years. The exercise price of options awarded always has been the fair market value of a share of the Company's common stock on the date of grant. In fiscal 2011, no shares were awarded, and 7,000 were forfeited under this plan; as of June 30, 2011, there remained 11,500 options available for award under this plan; in addition, the Company had received $15,230 in payment of options exercised under the plan, which remains available to fund share repurchases for future award. See “Potential Termination and Change in Control Payments” for benefits under the plan upon termination without cause or a change in control.

Outstanding Equity Awards at June 30, 2011

The following table sets forth for the named executive officer information concerning stock options, restricted stock and other equity incentive plan awards held at June 30, 2011.

							Market
						# of Shares	Value of
		Number of Securities		Option		or Units of	Shares or
	Fiscal	Underlying Options		Exercise	Option	Stock	Units
	Year	Exercisable	Unexercisable	Price	Expiration	Not Vested	Not Vested(1)

Greg A. Steffens	2011	10,000	---	15.23	5/18/2014	200	$4,156
	2010	10,000	---	15.23	5/18/2014	300	4,503
	2009	10,000	---	15.23	5/18/2014	400	3,980

Matthew T. Funke	2011	1,000	4,000	12.75	1/19/2020	400	$8,312
	2011	5,000	---	15.23	5/18/2014
	2010	---	5,000	12.75	1/19/2020	700	10,507
	2010	5,000	---	15.23	5/18/2014
	2009	5,000	---	15.23	5/18/2014	1,000	9,950

Kimberly A. Capps	2011	1,000	4,000	12.75	1/19/2020	200	$4,156
	2011	6,000	---	15.23	5/18/2014
	2010	---	5,000	12.75	1/19/2020	300	4,503
	2010	6,000	---	15.23	5/18/2014
	2009	6,000	---	15.23	5/18/2014	400	3,980

William D. Hribovsek	2011	1,000	4,000	12.75	1/19/2020	200	$4,156
	2011	5,000	---	15.23	5/18/2014
	2010	---	5,000	12.75	1/19/2020	300	4,503
	2010	5,000	---	15.23	5/18/2014
	2009	5,000	---	15.23	5/18/2014	400	3,980

Lora L. Daves	2011	1,000	4,000	12.75	1/19/2020	200	$4,156
	2010	---	5,000	12.75	1/19/2020	300	4,503
	2009	---	---	---	---	400	3,980
________________________
(1)
Value for fiscal year 2011 is based on the $20.78 closing price of a share of the Company's common stock on the last trading day of fiscal 2011; value for fiscal year 2010 is based on the $15.01 closing price of a share of the Company's common stock on the last trading day of fiscal 2010; value for fiscal 2009 is based on the $9.95 closing price on the last trading day of fiscal 2009.

Employment Agreement. Mr. Steffens has entered into a one-year employment agreement with the Bank. Under this employment agreement, Mr. Steffens is entitled to continued payment of his salary and benefits subsequent to an involuntary termination or a termination in connection with a change in control of the Bank or the Company.

Under the agreement, an involuntary termination is a termination without cause or a constructive termination. A termination is deemed to be for cause if it is based on personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of law, regulation, regulatory order or the employment agreement. In addition, a termination required under the federal banking laws is treated as a termination for cause.

Under the employment agreements, a change in control is deemed to have occurred if: (i) there is a change in control under regulations of the Federal Reserve; (ii) the event would have to be reported on a Form 8-K; (iii) a person acquires beneficial ownership of at least 20% of the Company's securities; (iv) a majority of the board is no longer the current members or chosen by the current members; or (v) any reorganization, acquisition or sale of substantial assets in which the Company or Bank is not the resulting entity. If Mr. Steffens' employment is terminated or constructively terminated under the guidelines described in the previous paragraph in connection with or within 12 months of a change of control, the Bank would be required to pay to Mr. Steffens in a lump sum 299% of his Section 280G base amount

(which is Mr. Steffens's average annual W-2 compensation during the five full calendar year periods prior to the effective date of the termination) and continue to provide health benefits for the remainder of the term of the agreement.

The provisions of this employment agreement, especially those governing payments for a change in control or involuntary termination have been limited by the compensation requirements of the TARP Program. Our named executive officers have entered into compensation modification agreements with the Compensation Committee authorizing those changes.

The following table summarizes the additional or accelerated payments, benefits or vesting for Mr. Steffens in the event of that person's termination by the Bank without cause, a constructive termination or a termination in connection with a change in control of the Company or the Bank, assuming it had occurred on June 30, 2011.

Name	Name of Compensation Component or Plan	Termination Without Cause or Constructive Termination			Change-in- Control With No Termination			Termination in Connection With or Following a Change in Control

Greg A. Steffens	Employment Agreement(1)		$230,016	(2)	$	---			$560,320	(3)
	Restricted stock plan		---			4,156	(4)		4,156	(4)
	2003 Stock Option Plan		---			---	(5)		---	(5)
	2008 Equity Incentive Plan		---			---			---

Matthew T. Funke	Employment Agreement(1)	$	---		$	---		$	---
	Restricted stock plan		---			8,312	(4)		8,312	(4)
	2003 Stock Option Plan		---			32,120	(5)		32,120	(5)
	2008 Equity Incentive Plan		---			---			---

Kimberly A. Capps	Employment Agreement(1)	$	---		$	---		$	---
	Restricted stock plan		---			4,156	(4)		4,156	(4)
	2003 Stock Option Plan		---			32,120	(5)		32,120	(5)
	2008 Equity Incentive Plan		---			---			---

William D. Hribovsek	Employment Agreement(1)	$	---		$	---		$	---
	Restricted stock plan		---			4,156	(4)		4,156	(4)
	2003 Stock Option Plan		---			32,120	(5)		32,120	(5)
	2008 Equity Incentive Plan		---			---			---

Lora L. Daves	Employment Agreement(1)	$	---		$	---		$	---
	Restricted stock plan		---			4,156	(4)		4,156	(4)
	2003 Stock Option Plan		---			32,120	(5)		32,120	(5)
	2008 Equity Incentive Plan		---			---			---
__________________
1.	Presumes that employment agreement has a full one-year term on June 30, 2011, termination date and that the payout is based on 2011 compensation levels.
2.	Represents average or Mr. Steffens' 2011 and 2010 base salary of $223,500, plus $6,516 for health benefits. These amounts would be paid out over the one year term.
3.	Represents 299% of Mr. Steffens' Section 280G base amount as of the termination date, in a lump sum, a portion of which may be applied towards health related benefits over three years.
4.
Amount represents the value of the executive's unvested shares of restricted stock based on the $20.78 closing price of a share of the Company's stock as of the last trading day of fiscal 2011, which shares would no longer be restricted.

5.
All options awarded to Mr. Steffens under the 2003 Stock Option Plan are exercisable as of June 30, 2011. Options awarded to Mr. Funke, Ms. Capps, Mr. Hribovsek, and Ms. Daves, but unvested as of June 30, 2011, are valued at the $20.78 closing stock price of a share of the Company's stock as of the last trading day of fiscal 2011.

COMPENSATION OF DIRECTORS

The Company uses a combination of cash and stock-based compensation to attract and retain qualified persons to serve as non-employee directors of the Company and the Bank. Each director of the Company also is a director of the Bank. Directors are compensated $900 per month for their service on the Company's Board of Directors. In setting director compensation, the Board of Directors considers the significant amount of time and level of skill required for service on the Boards of the Company and the Bank, particularly due to the duties imposed on directors of public companies and financial institutions. The types and levels of director compensation are annually reviewed and set by the Compensation Committee and ratified by the full Board of Directors.

For the fiscal year ended June 30, 2011, each director received a monthly fee of $1,100 for serving on the Bank’s Board of Directors.

Director Compensation Table for 2011

The following table provides compensation information for each member of our board of directors during the year ended June 30, 2011 (except for Mr. Steffens whose compensation is reported as a named executive officer). No stock options were awarded to directors during 2011.

Name	Fees Earned or Paid in Cash	Option Awards	Change in Pension Value and Non Qualified Deferred Compensation Earnings	Total

Sammy A. Schalk	$24,000	(1)	$5,207	$29,207
Charles R. Love	24,000	(1)	3,123	27,123
Charles R. Moffitt	24,000	(1)	3,111	27,111
Ronnie D. Black	24,000	(1)	5,413	29,413
Dennis C. Robinson	24,000	(1)	1,807	25,807
Rebecca M. Brooks	24,000	(1)	2,921	26,921
Samuel H. Smith	24,000	(1)	(353)	23,647
L. Douglas Bagby	24,000	(1)	5,413	29,413
________________
(1)	Mr. Love, Mr. Moffitt and Ms. Brooks each hold exercisable options to purchase 5,000 shares. Mr. Robison holds options to purchase 5,000 shares, 2,000 of which are currently exercisable.

Directors' Retirement Agreements

Southern Bank has entered into individual retirement agreements with each of its directors. These agreements were entered into in recognition of the directors' past service to the Bank and to ensure their continued service on the Board. Each agreement provides that, following a director's termination of service on the Board on or after age 60, other than termination for cause, the director will receive five annual payments equal to the product of the cash fees paid to the director during the calendar year preceding his retirement and the director's vested percentage. The vested percentage is determined as follows: 50% after five years of service, 75% after 10 years of service, and 100% after 15 years of service. The benefits payable under the director's retirement agreements are unfunded and unsecured obligations of Southern Bank that is payable solely out of the general assets of Southern Bank.

Tax Considerations

Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a tax deduction for compensation in excess of $1 million paid to our chief executive officer and next four most highly compensated employees. Qualifying performance-based compensation will not be subject to the deduction limitation if certain requirements are met. The Compensation Committee reviews and considers the potential consequences of Section 162(m) to the Company. The Company reserves the right to use our judgment to authorize compensation to any employee that does not comply with the Section 162(m) exemptions for compensation we believe is appropriate.

As a result of our participation in the TARP Program, we have also been subject to a new subsection (5) of Section 162(m), which limits the deductibility of all compensation, including performance based compensation, to $500,000 for each of our five senior executive officers with respect to any taxable year during which the Treasury owns our preferred stock. The compensation included under this limit includes forms of compensation not included in the general $1.0 million limit, including deferred compensation.

Section 280G of the Internal Revenue Code provides that severance payments triggered by a change in control, which equal or exceed three times the individual's base amount are deemed to be "excess parachute payments." Individuals receiving parachute payments in excess of three times their base amount are subject to a 20% excise tax on the amount of the excess payments. If excess parachute payments are made, the Company and the Bank would not be entitled to deduct the amount of the excess payments. Each employment agreement provides that severance and other payments that are subject to a change in control will be reduced as much as necessary to ensure that no amounts payable to the executive will be considered excess parachute payments.

As a result of our participation in the TARP Program, we have also been subject to a new provision of Section 280G, which extends this limitation to severance payments for other forms of severance due to an involuntary termination or bankruptcy.

Section 16(a) Beneficial Ownership Reporting Compliance.

Section 16(a) of the Securities Exchange Act of 1934 requires Southern Missouri Bancorp's directors and executive officers, and persons who own more than 10% of Southern Missouri Bancorp's common stock to report their initial ownership of Southern Missouri Bancorp's common stock and any subsequent changes in that ownership to the SEC. Specific due dates for these reports have been established by the SEC and Southern Missouri Bancorp is required to disclose in this proxy statement any late filings or failures to file.

Southern Missouri Bancorp believes, based solely on a review of the copies of reports furnished to us and written representations relative to the filing of certain forms, that there were no late reports covering transactions that occurred during the fiscal year ended June 30, 2011. All Section 16(a) filing requirements applicable to our executive officers, directors and greater than 10% beneficial owners were complied with.

Business Relationships and Transactions with Executive Officers, Directors and Related Persons

The Company and the Bank may engage in a transaction or series of transactions with our directors, executive officers and certain persons related to them. Except for loans by the Bank, which are governed by a separate policy, these transactions that qualify as “related party” transactions under applicable regulations of the Securities and Exchange Commission are subject to the review and approval of the Audit/Compliance Committee and ratification by the Board of Directors. All other transactions with executive officers, directors and related persons are approved by the Board of Directors. There were no transactions or series of transactions of this nature during 2011 the amount of which exceeded $120,000.

The Bank has a written policy of granting loans to officers and directors, which fully complies with all applicable federal regulations. Loans to directors and executive officers are made in the ordinary course of business and on substantially the same terms and conditions, including interest rates and collateral, as those of comparable transactions with non-insiders prevailing at the time, in accordance with the Bank’s underwriting guidelines, and do not involve more than the normal risk of collectibility or present other unfavorable features. These loans to directors and executive officers are not made at preferential rates; however, certain Bank closing fees are waived. No director, executive officer or any of their affiliates had aggregate indebtedness to the Bank at below market interest rate loans exceeding $120,000 in the aggregate since June 30, 2010. Loans to all directors and executive officers and their associates totaled approximately $10.2 million at June 30, 2011, which was approximately 18.4% of the Company's consolidated stockholders’ equity at that date. All loans to directors and executive officers were performing in accordance with their terms at June 30, 2011.

PROPOSAL II -- ADVISORY (NON-BINDING)
VOTE ON EXECUTIVE COMPENSATION

As a participant in the TARP Capital Purchase Program, we have been required under the ARRA to include in this Proxy Statement and present at the Meeting a non-binding stockholder vote to approve the compensation of our executives, as disclosed in this Proxy Statement pursuant to the compensation rules of the SEC. This proposal, commonly known as a "say on pay" proposal, gives stockholders the opportunity to endorse or not endorse the compensation of the Company’s executives as disclosed in this Proxy Statement. The proposal will be presented at the Meeting in the form of the following resolution:

RESOLVED, that the stockholders approve the compensation of the Company’s executives, as disclosed in the Compensation of Executive Officers, the compensation tables and related material in the Company's Proxy Statement for the Annual Meeting.

As provided under the ARRA, this vote will not be binding on the Company's Board of Directors and may not be construed as overruling a decision by the Board or create or imply any additional fiduciary duty on the Board. Nor will it affect any compensation paid or awarded to any executive. The Compensation Committee and the Board may, however, take into account the outcome of the vote when considering future executive compensation arrangements.

The purpose of our compensation policies and procedures is to attract and retain experienced, highly qualified executives critical to our long-term success and enhancement of stockholder value. Our Board of Directors believes that our compensation policies and procedures achieve this objective, and therefore recommends that stockholders vote FOR this proposal.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The following Report of the Audit Committee of the Board of Directors shall not be deemed to be soliciting material or to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent Southern Missouri Bancorp, Inc. specifically incorporates this Report therein, and shall not otherwise be deemed filed under such Acts.

The Audit Committee, established under Section 3(a)(58)(A) of the Securities Exchange of 1934 operates under a written charter adopted by the full Board of Directors. In fulfilling its oversight responsibility of reviewing the services performed by Southern Missouri's independent auditors, the Audit Committee, composed of the undersigned directors, each of whom is independent as defined under Nasdaq's listing standards, carefully reviews the policies and procedures for the engagement of the independent auditors. The Audit Committee also discussed with Southern Missouri's independent auditors the overall scope and plans for the audit. The Audit Committee met with the independent auditors to discuss the results of its audit, the evaluation of Southern Missouri's internal controls, and the overall quality of Southern Missouri's financial reporting.

Prior to engaging the independent registered public accounting firm to render an audit or permissible non-audit service, the Audit Committee specifically approved the engagement of the independent registered public accounting firm to render that service. Accordingly, the Company does not engage the independent registered public accounting firm to render audit or permissible non-audit services pursuant to pre-approval policies or procedures or otherwise, unless the engagement to provide such services has been approved by the Audit/Compliance Committee in advance. As such, the engagement of BKD, LLP, to render 100% of the services described in the categories above was approved by the Audit/Compliance Committee in advance of the rendering of those services. We also reviewed and discussed with BKD, LLP the fees paid to the firm. These fees are described under “Independent Registered Public Accounting Firm” below.

The Audit/Compliance Committee received and reviewed the report of BKD, LLP, regarding the results of their audit of the Company’s 2011 financial statements. We also reviewed and discussed the audited financial statements with Company management.

The members of the Audit/Compliance Committee discussed with a representative of BKD, LLP, the independence of the accounting firm from the Company, including the matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit Committees) and the written disclosures. In addition, the Audit/Compliance Committee receives written disclosures and a letter from BKD, LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit/Compliance Committee concerning independence.

Southern Missouri's Chief Executive Officer and Chief Financial Officer also reviewed with the Audit Committee the certifications that each such officer will file with the SEC pursuant to the requirements of Sections 302 and 906 of the Sarbanes-Oxley Act of 2002. Management also reviewed with the Audit Committee the policies and procedures it has adopted to ensure the accuracy of such certifications.

•	The Audit Committee has reviewed and discussed with the Company's management the Company's fiscal 2011 audited financial statements;

•
The Audit Committee has discussed with the Company's independent auditors (BKD, LLP) the matters required to be discussed by Statement on Auditing Standards No. 61 and requirements of the Securities and Exchange Commission;

•
The Audit Committee has received the written disclosures and letter from the independent auditors required by Independence Standards Board No. 1 (which relates to the auditors' independence from the Company and its related entities) and has discussed with the auditors their independence from the Company; and

•
Based on the review and discussions referred to in the three items above, the Audit Committee recommended to the Board of Directors that the fiscal 2011 audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2011.

Charles R. Love
Samuel H. Smith
L. Douglas Bagby
Ronnie D. Black
Sammy A. Schalk
Rebecca M. Brooks
Charles R. Moffitt
Dennis C. Robison

RELATIONSHIP WITH INDEPENDENT AUDITORS

During the fiscal year ended June 30, 2011, BKD, LLP provided various audit, audit-related and non-audit services to the Company as follows: (1) the audit of the Company’s fiscal 2010 annual financial statements and review of 2009 financial statements in the Company’s Quarterly Reports on Form 10-Q, and (2) tax services. Our Audit/Compliance Committee has appointed BKD, LLP, as the independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending June 30, 2011. In making its determination to appoint BKD, LLP as the Company’s independent registered public accounting firm for the 2012 fiscal year, the Audit/Compliance Committee considered whether the providing of services (and the aggregate fees billed for those services) by BKD, LLP, other than audit services, is compatible with maintaining the independence of the outside accountants. A representative of BKD, LLP, is expected to attend the meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

Audit Fees

For the fiscal years ended June 30, 2011 and 2010, BKD, LLP ("BKD") provided various audit and audit-related services to the Company. Set forth below are the aggregate fees billed for these services:

(a) Audit Fees: Aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements: $140,800 – 2011, $82,400 – 2010.  Audit fees consist of fees related to the audit of the Company’s consolidated financial statements, review of the Company’s Form 10-K and related proxy statement and services normally provided by the independent auditor in connection with statutory and regulatory filings or engagements such as Forms S-1 and 8-K and related comfort letters.

(b) Audit Related Fees: Aggregate fees billed for professional services rendered related to reviews of financial statements included in the Company's quarterly reports on Form -10-Q and consultation on accounting matters: $23,600 – 2011, $25,100 – 2010.

The Audit Committee pre-approves all audit and permissible non-audit services to be provided by the independent auditors and the estimated fees for these services. None of the services provided by BKD described in items (a)-(d) above was approved by the Audit Committee pursuant to a waiver of the pre-approval requirements of the SEC's rules and regulations. The Audit Committee may establish pre-approval policies and procedures, as permitted by applicable law and SEC regulations and consistent with its charter for the engagement of the independent auditors to render permissible non-audit services to the Corporation, provided that any pre-approvals delegated to one or more members of the committee are reported to the committee at its next scheduled meeting. At this time, the Audit Committee has not adopted any pre-approval policies.

PROPOSAL III -- RATIFICATION OF THE APPOINTMENT
OF INDEPENDENT AUDITORS

The Audit Committee has appointed BKD as the independent public accounting firm to audit the Company's financial statements for the fiscal year ending June 30, 2012. In making its determination to appoint BKD as the Company's independent auditors for the 2012 fiscal year, the Audit Committee considered whether the providing of services (and the aggregate fees billed for those services) by BKD, other than audit services, is compatible with maintaining the independence of the outside accountants. Our shareholders are asked to ratify this appointment at the annual meeting. If the appointment of BKD is not ratified by the shareholders, the Audit Committee may appoint other independent auditors or may decide to maintain its appointment of BKD.

A representative of BKD is expected to attend the meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF BKD, LLP AS INDEPENDENT AUDITORS FOR THE COMPANY FOR THE FISCAL YEAR ENDING JUNE 30, 2012.

FINANCIAL STATEMENTS

Southern Missouri Bancorp's annual report to shareholders, including financial statements, has been mailed to all shareholders of record as of the close of business on the record date. Any shareholder who has not received a copy of the annual report may obtain a copy by writing to the Secretary of Southern Missouri Bancorp. The annual report is not to be treated as part of the proxy solicitation material or as having been incorporated herein by reference.

In addition, a copy of Southern Missouri Bancorp's annual report on Form 10-K for the fiscal year ended June 30, 2011, is available to each record and beneficial owner of Southern Missouri Bancorp's common stock without charge upon written request to the Corporate Secretary, Southern Missouri Bancorp, Inc., 531 Vine Street, Poplar Bluff, Missouri, 63901.

SHAREHOLDER PROPOSALS

In order to be eligible for inclusion in Southern Missouri Bancorp's proxy materials for next year's annual meeting of shareholders, any shareholder proposal to take action at such meeting must be received at Southern Missouri Bancorp's main office at 531 Vine Street, Poplar Bluff, Missouri, no later than June 3, 2012. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities and Exchange Act of 1934, as amended.

If a proposal does not meet the above requirements for inclusion in the Corporation's proxy materials, but otherwise meets the Corporation's eligibility requirements to be presented at the next annual meeting of shareholders, the persons named in the enclosed form of proxy and acting thereon will have the discretion to vote on any such proposal in accordance with their best judgment if the proposal is received at the Corporation's main office no later than July 21, 2012 and no earlier than June 21, 2012.

ANNUAL REPORTS

A copy of the Form 10-K as filed with the Securities and Exchange Commission will be furnished without charge upon written request to Ronnie D. Black, Secretary, Southern Missouri Bancorp, Inc., 531 Vine Street, Poplar Bluff, Missouri 63901.

OTHER MATTERS

We are not aware of any business to come before the annual meeting other than those matters described in this proxy statement. However, if any other matter should properly come before the meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

X PLEASE MARK VOTES AS IN THIS EXAMPLE

REVOCABLE PROXY
SOUTHERN MISSOURI BANCORP, INC.

ANNUAL MEETING OF SHAREHOLDERS
OCTOBER 17, 2011

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints the Board of Directors as the official Proxy Committee of the Board of Directors with full powers of substitution, as attorneys and proxies for the undersigned, to vote all shares of common stock of Southern Missouri Bancorp, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders ("Meeting"), to be held at the Greater Poplar Bluff Area Chamber of Commerce Building, 1111 West Pine Street, Poplar Bluff, Missouri, on Monday, October 17, 2011, at 9:00 a.m., local time, and at any and all adjournments thereof. The Board of Directors recommends a vote **"FOR"** the listed proposals.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted FOR each of the proposals set forth herein.

Should a director nominee be unable to serve as a director, an event that Southern Missouri Bancorp does not currently anticipate, the persons named in this proxy reserve the right, in their discretion, to vote for a substitute nominee designated by the Board of Directors.

Please be sure to date and sign this proxy card in the box below.

Date

Sign above — Co-holder (if any) sign above

	For	With-hold	For All Except
1. The election as directors of all nominees listed below (except as marked to the contrary below) for terms to expire as stated below:	☐	☐	☐

David J. Tooley - Term to expire in 2012
Ronnie D. Black - Term to expire in 2014
Rebecca M. Brooks - Term to expire in 2014
Dennis C. Robison - Term to expire in 2014

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

	For	Against	Abstain
2. The advisory (non-binding) resolution to approve our executive compensation as disclosed in the accompanying proxy statement.	☐	☐	☐
3. The ratification of the appointment of BKD, LLP as auditors of the Corporation for the fiscal year ending June 30, 2012.	☐	☐	☐

4. Such other matters that may properly come before the Meeting or any adjournments thereof.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

This proxy may be revoked at any time before it is voted by delivering to the Secretary of Southern Missouri Bancorp, on or before the taking of the vote at the annual meeting, a written notice of revocation bearing a later date than the proxy or a later dated proxy relating to the same shares of Southern Missouri Bancorp common stock, or by attending the annual meeting and voting in person. Attendance at the annual meeting will not in itself constitute the revocation of a proxy. If this proxy is properly revoked as described above, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

The undersigned acknowledges receipt from Southern Missouri Bancorp, Inc., prior to the execution of this Proxy, the Notice of Annual Meeting, a Proxy Statement dated on or about September 19, 2011 and Southern Missouri Bancorp, Inc.'s 2011 Annual Report to Shareholders.

Detach above card, sign, date and mail in postage paid envelope provided.

SOUTHERN MISSOURI BANCORP, INC.

PLEASE ACT PROMPTLY

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, only one signature is required.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

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SOUTHERN MISSOURI BANCORP, INC. PROXY STATEMENT, ANNUAL REPORT, AND FORM OF PROXY ARE AVAILABLE AT:

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